INVENTORY (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
INVENTORY
Raw materials	$ 1,797	$ 3,012
Work in progress	2,385	5,195
Finished goods	6,827	6,603
Total inventory	11,009	14,810
Inventories recognized as part of cost of revenues	9,700	7,700
Inventories, at net realisable value	$ 2,400	$ 300